New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake1 in numerous real estate investments. New Valley has invested approximately $222 million, as of March 31, 2016, in a broad portfolio of real estate projects. NEW VALLEY REAL ESTATE INVESTMENTS1 June 2016 DOUGLAS ELLIMAN • Largest residential real estate brokerage firm in New York metropolitan area and fourth-largest in United States. • Closings of $23.9 billion for the last twelve months ended March 31, 2016; Douglas Elliman has approximately 6,000 affiliated agents and 80 offices throughout the New York metropolitan area, South Florida, Aspen, Greenwich, and Los Angeles. • Strategic Marketing Partnership with Yahoo!-Zillow® Real Estate Network that provides advertising exclusivity for Douglas Elliman’s listings. • Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with 400 offices across 55 countries with 22,000 affiliated agents. • Pro-Forma Adjusted Revenues and Pro-Forma Adjusted EBITDA of Douglas Elliman of $664 million2 and $41.1 million2, respectively, for the last twelve months ended March 31, 2016. COMPANY HIGHLIGHTS • Executive offices in Manhattan and Miami • Employs approximately 900 people Douglas Elliman’s Revenues were $662.9M and Douglas Elliman’s net income was $28.4M for the twelve months ended March 31, 2016. New Valley’s net income for the periods presented was approximately $59.4M, $21.4M, $11.7M and $13.3M, for the periods presented, respectively. New Valley’s revenues for the twelve months ended March 31, 2016 were $668.9M. Pro-Forma Adjusted EBITDA and Pro-Forma Adjusted Revenues are non-GAAP financial measures. New Valley’s Pro-Forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s Corporate and Other Expenses (for purposes of computing Pro-Forma Adjusted EBITDA) of $13.5M, $11.4M, $13.2M and $14.0M, for the periods presented, respectively. For a reconciliation of Pro-Forma Adjusted EBITDA to net income and Pro Forma Adjusted Revenues to revenues, please see Vector Group Ltd.’s Current Reports on Forms 8-K, filed on April 28, 2016, March 8, 2016 and October 2, 2015 (Commission File Number 1-5759). Please also see Vector Group Ltd.’s Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarterly period ended March 31, 2016 (Commission File Number 1-5759). 2 PF LTM 3/31/2016 $30.1M New Valley Pro-Forma Adjusted EBITDA2 212 3 10 5 6 7 8 9 1 4 Maryland Portfolio (Baltimore County) New Valley’s Real Estate Investment Portfolio1 New Valley’s New York Real Estate Investments1 1. The Marquand Upper East Side 2. 10 Madison Square Park West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 357 West Street Greenwich Village 7. PUBLIC Chrystie House Lower East Side 8. The Dutch Long Island City 9. Queens Plaza Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. 76 Eleventh Avenue West Chelsea Hotel Taiwana St. Barthélemy Coral Beach and Tennis Club Bermuda International Investments1 Land Development/Real Estate Held for Sale, net Apartments/ Condo- miniums/Hotels Commercial Retail/ Office Assets Monad Terrace (Miami Beach) www.newvalley.comContact: Emily Deissler / Ben Spicehandler / Spencer Waybright of Sard Verbinnen & Co (212) 687-8080 Escena (Palm Springs) Douglas Elliman Closings LTM 3/31/2016 $23.9B EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Senior Vice President, Treasurer and Chief Financial Officer Marc N. Bell Senior Vice President, Secretary and General Counsel Bennett P. Borko Executive Vice President of New Valley Realty division Dorothy Herman President and Chief Executive Officer of Douglas Elliman NY City Investments For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.’s Form 10-Q for the quarterly period ended March 31, 2016 (Commission File Number 1-5759). 1 New Valley Pro-Forma Adjusted Revenues – LTM March 31, 20162 Other Real Estate Brokerage Commissions Property Management 11 West Hollywood Edition (West Hollywood) The Plaza at Harmon Meadow (New Jersey) Sagaponack (East Hampton) 87 Park (Miami Beach) ST Portfolio (Stamford and Houston) Takanasee (New Jersey) $670M $631M $28M $11M 2011 $11.1B 2012 $12.4B 2013 $14.9B $18.2B 2014 2015 $22.4B PF2013 $51.3M PF2014 $40.2M PF2015 $26.9M